Exhibit 99.1

AEGION

Stronger. Safer. Infrastructure.

Investor Book

Summer 2018

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to Aegion and on management's beliefs, assumptions, estimates or projections and are not guarantees of future events or results. When used in this document, the words "anticipate," "estimate," "believe," "plan," "intend, "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of Aegion's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission on March 1, 2018, and in subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events may not occur. In addition, Aegion's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, Aegion does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by Aegion from time to time in Aegion's filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by Aegion in this presentation are qualified by these cautionary statements.

Information regarding the impact of the Tax Cuts and Jobs Act consists of preliminary estimates which are forward-looking statements and are subject to change, possibly materially. Information regarding the impacts of the Tax Cuts and Jobs Act is based on our current calculations, as well as our current interpretations, assumptions and expectations, which are subject to further change.

About Non-GAAP Financial Measures

Aegion has presented certain information in this presentation excluding certain items that impacted income, expense and earnings per share. The adjusted earnings per share in the quarters ended March 31, 2018 and 2017 exclude certain charges related to the Company's restructuring activities, acquisition and divestiture-related expenses and credit facility amendment fees. The adjusted earnings per share in the years ended December 31, 2017 and 2016 exclude charges related to the Company's restructuring efforts, goodwill and intangible asset impairments, acquisition and divestiture-related activities, impacts from the Tax Cuts and Jobs Act, impacts from 2016 legal settlements and reversal of a contingency reserve.

Aegion management uses such non-GAAP information internally to evaluate financial performance for Aegion's operations because Aegion's management believes such non-GAAP information allows management to more accurately compare Aegion's ongoing performance across periods. As such, Aegion's management believes that providing non-GAAP financial information to Aegion's investors is useful because it allows investors to evaluate Aegion's performance using the same methodology and information used by Aegion management.

Aegion®, Insituform®, InsituMain®, Fibrwrap®, Tite Liner®, Tyfo®, iPlus®, iPlus Infusion®, Stronger. Safer. Infrastructure.® and our other trademarks referenced herein and the associated logos are the registered and unregistered trademarks of Aegion Corporation and its affiliates.

Aegion Offers Compelling Investment Opportunity



Aegion protects, rehabilitates and maintains critical pipeline infrastructure around the world



Recognized leader offering market-driven solutions through integrated manufacturing and engineering expertise



Focused strategy to position Aegion in the right markets to deliver sustainable growth in shareholder value

AEGION
Stronger. Safer. Infrastructure.

Aegion Provides Pipeline and Infrastructure Assessment, Rehabilitation and Maintenance to Customers Throughout the World

$1.4** billion in Record 2017 Revenues with a Presence in More Than **80 Countries on Six Continents

INFRASTRUCTURE SOLUTIONS: $612 million *(2017 revenues)*





- Global water & wastewater trenchless solutions pipe rehabilitation
- Pioneered cured-in-place pipe (CIPP) in 1970s; North America market leader today
- Structural strengthening through engineered solutions and product sales

CORROSION PROTECTION: $456 million *(2017 revenues)*





- Pipeline corrosion prevention
- Pipeline integrity management
- Leading North America provider of cathodic protection services
- Utilizing technology to expand services and help customers comply with regulations

ENERGY SERVICES: $291 million *(2017 revenues)*





- Industrial facility maintenance and increasing specialty service offerings
- Leading third-party provider of maintenance services in 14 out of 17 West Coast refineries

AEGION

Stronger. Safer. Infrastructure.

Aegion Delivers Comprehensive and Innovative Market-Driven Solutions







MUNICIPAL WATER & WASTEWATER

- InsituMain® & Insituform® CIPP
- iPlus® Composite
- iPlus Infusion®
- Tite Liner® HDPE
- Fusible PVC® pipe
- Tyfo® system
- Cathodic protection for water storage tanks

MIDSTREAM OIL & GAS PIPELINES

- Cathodic protection
- Coating applications
- HDPE lining systems
- Asset integrity management platform
- Robotic field joint coating
- Field services

WEST COAST REFINERY MARKET

- Refinery maintenance
- Safety services
- Turnarounds
- Construction
- Specialty services

AEGION
Stronger. Safer. Infrastructure.®

Reshaping the Portfolio to Position Aegion in the Right End Markets with the Right Earnings Profile

Year	Action	Details
2016	**Reduced Upstream Exposure in Energy Services & Corrosion Protection**	▶ Sold Canadian pipe coating joint venture ▶ Downsized Energy Services operations in Central California
2017	**Exited North America Non-Pipe Contract Application of Tyfo® System**	▶ Refocused our expertise in fiber reinforced polymers to promote third-party product sales and provide technical engineering support in the civil structural market
2017	**Restructured CIPP Operations in Australia & Denmark**	▶ Right-sized businesses and realigned resources to significantly improve performance ▶ Evaluating long-term portfolio strategic fit
2017	**Addressed North America Cathodic Protection Underperformance**	▶ ***Canada:*** Market weakness limited opportunities, resulting in restructuring to right-size organization to match market needs ▶ ***United States:*** Invested in key leadership and implemented disciplined approach to project risk management
2018	**Further Reducing Upstream Exposure Through Planned Bayou Divestiture**	▶ Divesting pipe coating and insulation business in Louisiana ▶ Sale process still under way with targeted completion by end of 1H'18

AEGION™
Stronger. Safer. Infrastructure.®

Rebalanced Earnings Profile to Match Market Dynamics and Reduce Earnings Volatility

Revenue Mix



2014
2% Mining
16% Downstream
19% Midstream
17% Upstream
46% Municipal Water & Wastewater & Other
Impacted by depressed oil prices
2018
2% Mining
25% Downstream
18% Midstream
4% Upstream
51% Municipal Water & Wastewater & Other

Total Revenues



$1.4B
"Flat with 2017"
2014
2018P
Upstream exposure
Revenues excluding upstream

Following the targeted sale of Bayou, Aegion will have shed ~$250M of revenues in upstream exposure since 2014, offset by growth in more stable end markets

~60% of Consolidated Revenues Typically Generated from Recurring Sources;

~85% Generated from Existing Infrastructure Need, Making Aegion Less Dependent on New Construction & Related Stimulus

AEGION
Stronger. Safer. Infrastructure.

Management Focused on Delivering Long-Term Financial Targets

EPS GROWTH:
LOW TO MID-DOUBLE DIGITS

REVENUE GROWTH:
LOW TO MID-SINGLE DIGITS

OPERATING MARGINS:
AT LEAST 7 PERCENT BY 2019


AVERAGE THREE-YEAR GROWTH TARGETS

OPERATING CASH FLOW:
> THAN 2x NET INCOME

FREE CASH FLOW:
> THAN 1x NET INCOME

RETURN ON INVESTED CAPITAL:
APPROACHING 10 PERCENT BY 2019*

Growth targets based off 2016 adjusted results; Targets communicated in October 2016 for growth to be achieved in the 2017 – 2019 timeframe.

***ROIC long-term target adjusted to 10% versus 9% previously, to reflect approximately 100 basis points of estimated improvement due to lower effective tax rate as a result of recent U.S. tax reform**

Infrastructure Solutions’ Wastewater Rehabilitation Market Offers Global Reach, Multiple Growth Opportunities

North American municipal wastewater pipeline rehabilitation is Aegion’s largest market


33%

Consolidated revenues in 2017


39%

Consolidated adjusted[1] gross profit in 2017

- Current initiatives focused on expanding North America footprint by targeting underserved regions in North America

North American Wastewater CIPP Market	
Addressable market	>$1 billion
Annual growth rate	Low single digits
Market characterization	Aegion is market leader

Wastewater CIPP Rehabilitation Global Footprint


Hong Kong
Singapore

Additional Opportunities for Growth:

- Global third-party product sales
- Productivity improvements to increase margins, particularly within restructured operations

[1] *Adjusted (non-GAAP) reconciliation can be found in the Appendix*

AEGION
Stronger. Safer. Infrastructure.

Favorable Market Conditions and Internal Investments Support a Positive Outlook for Aegion's Pressure Pipe Portfolio

Pressure Pipe Portfolio Provides Customers with Comprehensive Solutions



InsituMain® CIPP

Cured-in-place pipe



Fusible PVC® pipe

Pipe bursting, sliplining, horizontal directional drilling



Tyfo® system

Fiber-reinforced polymer



Tite Liner® system

HDPE lining

(part of Corrosion Protection)

North American Pressure Pipe Market

Addressable market	>$1 billion
Annual growth rate	Mid-single digits
Market characterization	Fragmented with various alternative solutions

Current Initiatives

- Greater focus on cross-selling solutions and marketing Aegion's expanded product portfolio to customers

AEGION

Stronger. Safer. Infrastructure.

Corrosion Protection Segment Offers Market-Leading Pipe Protection Technologies



Tite Liner®
THERMOPLASTIC LINING (HDPE)
INTERNAL FIELD JOINT COATING
INTERNAL COATING
EXTERNAL FIELD JOINT COATING
EXTERNAL COATING
CATHODIC PROTECTION

Upstream Oil & Gas and Mining Pipeline Protection

Tite Liner® Pipe Lining System

- Protects oil, gas and mining pipelines from corrosive and abrasive materials
- Tite Liner® system is also part of the pressure pipe portfolio for municipal pipeline rehabilitation

Coating Services

- External pipe weld coatings
- Robotics for internal pipe weld coatings

Midstream Oil & Gas Pipeline Maintenance

Cathodic Protection Services

- Over 50 percent of 2017 segment revenues
- Primarily midstream oil & gas pipeline maintenance
- Pipeline inspection services to monitor corrosion
- Leading corrosion engineering firm

AEGION™
Stronger. Safer. Infrastructure.®

Asset Integrity Management Technology is a Vehicle to Expand Cathodic Protection Services with Top Customers

Cathodic Protection Services

- Differentiating our portfolio through technology-based services and analytics built around our engineering expertise
- Pipeline inspection activities typically result in additional work for Corrosion Protection's other services, including engineering, system installation and corrosion remediation
- Aegion well positioned to help customers comply with requirements for ***"traceable, verifiable and complete"*** data

Over one million miles of regulated pipelines in North America

North American Cathodic Protection Services Market	
Addressable market	>$1 billion
Annual growth rate	Mid-single digits
Market characterization	Aegion is the largest player in a fragmented market



2
Digitized into a central repository
1
Field data collected
3
Customers can access data on demand
ASSET INTEGRITY MANAGEMENT
We are improving the data gathering process to increase accuracy and speed data transfer.

Surveyed nearly 25,000 miles of pipelines in 2017

- Currently, the system contains more than 25,000 miles of pipeline data loaded across 30 customers
- Expect to add all 2018 pipeline survey data to the database
- Data from multiple years allows trend analysis and provides customers a more robust view of pipeline integrity issues
- Technology has reduced survey cycle time delivery to the customer by more than 70%

AEGION
Stronger. Safer. Infrastructure.

Energy Services Segment Positioned to Deliver Improving Operating Income and Cash Flows with Levers for Growth

OBJECTIVE: *Grow revenues annually by mid-single digits through expanded services and increase operating margins 300 to 400 basis points by 2019 from 2016 levels*

1 Leverage oil refinery customer relationships

2 Extend services to adjacent energy industries

3 Continuous drive to improve operating efficiencies

Refinery Fundamentals

- California ranks 3rd and Washington 5th in U.S. oil refining capacity
- West Coast oil refinery utilization is over 90 percent
- Aging infrastructure

andeavor Chevron VALERO bp PBF Energy PHILLIPS 66 Shell

AEGION
Stronger. Safer. Infrastructure.

Targeting Adjusted EPS Improvement of More Than 30% on Market Strength & Improved Operational Discipline

2018 Keys to Success

1 Maintain North America CIPP share and margins

2 Successfully execute Middle East field-joint coating projects to help offset lost contribution from large deepwater insulation project

3 Improve project execution and margins within U.S. cathodic protection

4 Return restructured businesses to profitability



AEGION
Stronger. Safer. Infrastructure.

Infrastructure Solutions Targeting Continued North America CIPP Strength & Improved Profitability at Restructured Businesses



Insituform® CIPP

Infrastructure Solutions Contract Backlog

Backlog growth driven by 16% increase in North America CIPP on ongoing strength in new orders, and healthy levels of municipal and infrastructure spending



$317.1
$349.2
$ million USD
+10.1%
3/31/17
3/31/18



Tyfo® system

2018 Outlook

- Revenues expected to grow in the low to mid-single digit range
- Adjusted operating margins expected to improve 100 to 200 basis points from FY'17
- Management focused on recovering lost contribution from the impacts of weather and project challenges in Q1'18 as well as further improvements at restructured businesses



HYUNDAI

Fusible PVC® pipe

Catalysts for Growth

- Further penetration into pressure pipe market
- Continued investments in underserved regions of North America CIPP business

AEGION
Stronger. Safer. Infrastructure.®

Corrosion Protection Positioned Well for 2018 on Improved Performance in Cathodic Protection and Execution on New Projects



Corrosion engineering

2018 Outlook

- Revenues expected to decline 10% to 15%, reflecting lost top-line contribution from large deepwater coating and insulation project; Excluding the project, revenues projected to increase 15% to 20%
- Adjusted operating margins expected to be 3% to 4%

Note: *Current projections include Bayou results through Q2'18*

Corrosion Protection Contract Backlog


Baseline Backlog*
Large Deepwater Project
$ million USD
$137.2
$153.6
+12.0%
3/31/17
3/31/18
$51.7
-17.6%
$2.0
3/31/17
3/31/18

- Middle East robotic internal pipe field joint coating projects contributing ~$30 million in revenues in 2018 at strong margins; Off-shore project expected to extend to late 2018/early 2019
- Growing demand within linings and robotic field joint coatings due to improved oil prices should drive new project awards to support second half performance

**Excludes from both periods the backlog for the large deepwater pipe coating and insulation project, shown separately*



Tite Liner® system



Robotic joint weld coating

Catalysts for Growth

- Continued commercialization of asset integrity management system, creating a multiplier effect for other cathodic protection capabilities including inspection, engineering, installation and remediation
- Successful execution of Middle East contracts could bolster future growth in the region

AEGION
Stronger. Safer. Infrastructure.

Energy Services Continues to Deliver Improved Performance Following Successful 2016 Restructuring


Construction

Energy Services Contract Backlog*

Record quarterly new orders drove 3/31/18 backlog higher, led by higher maintenance services

**Represents estimated unrecognized revenues to be realized under long-term Master Service Agreements and other signed contracts, limited to the next 12 months of expected revenues*


$206.3
$215.6
+4.5%
$ million USD
3/31/17
3/31/18


Turnarounds

2018 Outlook

- Expect mid-single digit revenue growth in 2018
- Adjusted operating margins expected to improve 75 to 150 basis points


Maintenance

Catalysts for Growth

- Successful trade union transitions further strengthening partnership with customers
- Efforts underway to expand services to customers in safety, mechanical maintenance, turnaround support, electrical and instrumentation maintenance, scaffolding services and small cap construction activities

AEGION
Stronger. Safer. Infrastructure.

Aegion Maintaining Financial Strength Through Healthy Cash Flow Generation & Disciplined Capital Allocation

Cash Flow Metrics

	FY'17	FY'16
Operating Cash Flows	**$ 66.3**	**$ 73.2**
Capital Expenditures	(30.8)	(38.8)
Free Cash Flows	**$ 35.5**	**$ 34.4**
Share Repurchases	**$ (37.8)**	**$ (44.5)**
Operating Cash Flow Conversion*	1.9x	1.9x
Free Cash Flow Conversion*	1.0x	0.9x

Cash flow conversion metrics in line with long-term targets

Capital Allocation Priorities for 2018



Debt Repayment
Targeting leverage less than 3x
Capital Spend
Expect 2018 capex of $30 - $35M
Strong Cash Flow
Share Repurchases
Approved for $30M in FY'18; Actuals based on market price
M&A
Targeting organic growth; Will employ disciplined approach to drive value

*Operating and free cash flow conversion metrics calculated using Adjusted Net Income; Adjusted (non-GAAP) reconciliations can be found in the appendix of this presentation

Appendix

Q1'18 Non-GAAP Reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Acquisition/ Divestiture Related Expenses (2)	Credit Facility Fees (3)	As Adjusted (Non-GAAP)
Operating Expenses	$ 56,142	$ (3,455)	$ —	$ —	$ 52,687
Acquisition and Divestiture Expenses	392	—	(392)	—	—
Restructuring and Related Charges	1,789	(1,789)	—	—	—
Operating Income	3,181	5,244	392	—	8,817
Interest Expense	(5,443)	—	—	1,725	3,718
Income (Loss) before Taxes	(2,477)	5,244	392	1,725	4,884
Taxes (Benefit) on Income (Loss)	(1,001)	558	97	455	109
Net Income (Loss)	(1,476)	4,686	295	1,270	4,775
Net Income (Loss) (attributable to Aegion Corporation)	$ (2,069)	$ 4,686	$ 295	$ 1,270	$ 4,182
Diluted Earnings (Loss) per Share	**$ (0.06)**	**$ 0.14**	**$ 0.01**	**$ 0.04**	**$ 0.13**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for operating expenses of $3,455 primarily related to wind-down expenses, reserves for potentially uncollectible receivables and other restructuring-related charges; and (ii) pre-tax restructuring and related charges of $1,789 related to employee severance, extension of benefits, employment assistance programs and early lease and contract termination costs.

(2) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company's planned divestiture of Bayou.

(3) Includes non-GAAP charges related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with amending the Company's credit facility.

Q1'17 Non-GAAP Reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	As Adjusted (Non-GAAP)
Cost of Revenues	$ 257,763	$ (168)	$ —	$ 257,595
Gross Profit	67,412	168	—	67,580
Operating Expenses	52,746	251	—	52,997
Acquisition-Related Expenses	533	—	(533)	—
Operating Income	14,133	(83)	533	14,583
Income before Taxes	9,748	(83)	533	10,198
Taxes on Income	1,995	147	108	2,250
Net Income	7,753	(230)	425	7,948
Net Income (attributable to Aegion Corporation)	$ 5,871	$ (230)	$ 425	$ 6,066
Diluted Earnings per Share	**$ 0.17**	$ -	**$ 0.01**	**$ 0.18**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $168 related to the write-off of certain other assets; and (ii) pre-tax restructuring charges for operating expenses of $(251) primarily related to the reversal of reserves for potentially uncollectible receivables, net of wind-down and other restructuring-related charges.

(2) Includes non-GAAP adjustments related primarily to expenses incurred in connection with the Company's acquisition of Environmental Techniques.

AEGION™
Stronger. Safer. Infrastructure.®

FY'17 Non-GAAP Reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Long-Lived Asset and Goodwill Impairments (2)	Acquisition/ Divestiture Related Expenses (3)	Tax Cuts and Jobs Act (4)	As Adjusted (Non-GAAP)
Cost of Revenues	$ 1,074,207	$ (156)	$ —	$ —	$ —	$ 1,074,051
Gross Profit	284,812	156	—	—	—	284,968
Operating Expenses	225,826	(11,017)	—	—	—	214,809
Goodwill Impairment	45,390	—	(45,390)	—	—	—
Definite-lived Intangible Asset Impairment	41,032	—	(41,032)	—	—	—
Acquisition and Divestiture Expenses	2,923	—	—	(2,923)	—	—
Restructuring and Related Charges	12,814	(12,814)	—	—	—	—
Operating Income (Loss)	(43,173)	23,987	86,422	2,923	—	70,159
Other Income/(Expense)	(2,201)	—	—	161	—	(2,040)
Income (Loss) before Taxes	(61,230)	23,987	86,422	3,084	—	52,263
Taxes on Income (Loss)	5,005	3,206	7,806	1,068	(2,426)	14,659
Net Income (Loss) (attributable to Aegion Corporation)	$ (69,054)	$ 20,781	$ 78,616	$ 2,016	$ 2,426	$ 34,785
Diluted Earnings (Loss) per Share	**$ (2.08)**	**$ 0.62**	**$ 2.35**	**$ 0.06**	**$ 0.08**	**$ 1.03**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $156 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $11,017 primarily related to wind-down and other restructuring-related charges; and (iii) pre-tax restructuring and related charges of $12,814 related to employee severance, extension of benefits, employment assistance programs and early lease and contract termination costs.

(2) Includes non-GAAP adjustments related to pre-tax charges for: (i) goodwill impairment of $45,390 for the Fyfe reporting unit; and (ii) definite-lived intangible asset impairment of $41,032 for Fyfe North America.

(3) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company's acquisition of Environmental Techniques and the Company's planned divestiture of Bayou.

(4) Includes non-GAAP adjustments related to additional income tax charges incurred as a result of the Tax Cuts and Jobs Act.

AEGION
Stronger. Safer. Infrastructure.

FY'16 Non-GAAP Reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	Litigation Settlement (3)	Reversal of Contingency Reserve (4)	As Adjusted (Non-GAAP)
Cost of Revenues	$ 968,756	$ (333)	$ (3,572)	$ —	$ —	$ 964,851
Gross Profit	253,164	333	3,572	—	—	257,069
Operating Expenses	197,099	(6,179)	—	—	2,336	193,256
Gain on Litigation Settlement	(6,625)	—	—	6,625	—	—
Acquisition-Related Expenses	2,696	—	(2,696)	—	—	—
Restructuring and Related Charges	9,168	(9,168)	—	—	—	—
Operating Income	50,826	15,680	6,268	(6,625)	(2,336)	63,813
Other Income/(Expense)	(694)	248	—	—	—	(446)
Income before Taxes	35,269	15,928	6,268	(6,625)	(2,336)	48,504
Taxes on Income	6,109	5,701	1,902	(2,643)	(878)	10,191
Net Income (attributable to Aegion Corporation)	$ 29,488	$ 10,227	$ 4,366	$ (3,982)	$ (1,458)	$ 38,641
Diluted Earnings per Share	**$ 0.84**	**$ 0.29**	**$ 0.12**	**$ (0.11)**	**$ (0.04)**	**$ 1.10**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $333 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $6,179 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring and related charges of $9,168 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs; and (iv) pre-tax restructuring charges for other expense of $248 related to the release of cumulative currency translation adjustments.

(2) Includes the following non-GAAP adjustments: (i) inventory step up expense of $3,572 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company's acquisition of Underground Solutions; and (ii) expenses of $2,696 incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

(3) Includes the gain on settlement of two lawsuits related to the December 2012 departure of several key leaders in sales and operations for the Tyfo® system.

(4) Includes the reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

Infrastructure Solutions Q1'18 and Q1'17 Non-GAAP Reconciliation

(in USD thousands)	Quarter Ended March 31, 2018			Quarter Ended March 31, 2017		
	As Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)
Infrastructure Solutions						
Revenues	$ 134,427	$ —	$ 134,427	$ 128,868	$ —	$ 128,868
Cost of Revenues	107,718	—	107,718	97,617	(168)	97,449
Gross Profit	26,709	—	26,709	31,251	168	31,419
Operating Expenses	25,592	(2,100)	23,492	25,108	251	25,359
Acquisition and Divestiture Expenses	33	(33)	—	533	(533)	—
Restructuring and Related Charges	1,433	(1,433)	—	—	—	—
Operating Income (Loss)	$ (349)	$ 3,566	$ 3,217	$ 5,610	$ 450	$ 6,060

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring charges; and (ii) acquisition and divestiture expenses.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, reversal of reserves for potentially uncollectible receivables, wind-down and other restructuring charges; and (ii) acquisition expenses incurred primarily in connection with the Company's acquisition of Environmental Techniques.

AEGION™
Stronger. Safer. Infrastructure.®

Infrastructure Solutions FY'17 and FY'16 Non-GAAP Reconciliation

(in USD thousands)	Year Ended December 31, 2017			Year Ended December 31, 2016		
	As Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)
Infrastructure Solutions						
Revenues	$ 612,154	$ —	$ 612,154	$ 571,551	$ —	$ 571,551
Cost of Revenues	471,331	(141)	471,190	429,870	(3,627)	426,243
Gross Profit	140,823	141	140,964	141,681	3,627	145,308
Operating Expenses	106,397	(8,769)	97,628	89,477	(260)	89,217
Goodwill Impairment	45,390	(45,390)	—	—	—	—
Definite-lived Intangible Asset Impairment	41,032	(41,032)	—	—	—	—
Gain on Litigation Settlement	—	—	—	(6,625)	6,625	—
Acquisition-Related Expenses	651	(651)	—	2,696	(2,696)	—
Restructuring and Related Charges	9,160	(9,160)	—	2,630	(2,630)	—
Operating Income (Loss)	$ (61,807)	$ 105,143	$ 43,336	$ 53,503	$ 2,588	$ 56,091

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring charges; (ii) impairment charges to goodwill and definite-lived intangible assets related to the Fyfe reporting unit; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Environmental Techniques.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) inventory step up expense recognized in connection with the Company's acquisition of Underground Solutions; (iii) gain on litigation settlement; and (iv) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

AEGION Stronger. Safer. Infrastructure.

Corrosion Protection Q1'18 and Q1'17 Non-GAAP Reconciliation

(in USD thousands)	Quarter Ended March 31, 2018			Quarter Ended March 31, 2017		
	As Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Corrosion Protection						
Revenues	$ 98,105	$ —	$ 98,105	$ 123,390	$ —	$ 123,390
Cost of Revenues	74,529	—	74,529	95,427	—	95,427
Gross Profit	23,576	—	23,576	27,963	—	27,963
Operating Expenses	22,039	(1,355)	20,684	20,751	—	20,751
Acquisition and Divestiture Expenses	359	(359)	—	—	—	—
Restructuring and Related Charges	356	(356)	—	—	—	—
Operating Income	$ 822	$ 2,070	$ 2,892	$ 7,212	$ —	$ 7,212

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring charges; and (ii) expenses incurred in connection with the planned disposal of the Bayou business and certain acquisition activity currently being pursued by the Company.

Corrosion Protection FY'17 and FY'16 Non-GAAP Reconciliation

(in USD thousands)	Year Ended December 31, 2017			Year Ended December 31, 2016		
	As Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)
Corrosion Protection						
Revenues	$ 456,139	$ —	$ 456,139	$ 401,469	$ —	$ 401,469
Cost of Revenues	347,899	(15)	347,884	318,200	(278)	317,922
Gross Profit	108,240	15	108,255	83,269	278	83,547
Operating Expenses	89,877	(2,248)	87,629	77,657	(483)	77,174
Acquisition and Divestiture Expenses	2,272	(2,272)	—	—	—	—
Restructuring and Related Charges	3,654	(3,654)	—	3,803	(3,803)	—
Operating Income	$ 12,437	$ 8,189	$ 20,626	$ 1,809	$ 4,564	$ 6,373

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, and other restructuring charges; and (ii) expenses incurred in connection with the planned divestiture of Bayou.

(2) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

Energy Services Q1'18 and Q1'17 Non-GAAP Reconciliation

(in USD thousands)	Quarter Ended March 31, 2018			Quarter Ended March 31, 2017		
	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Energy Services						
Revenues	$ 92,329	$ —	$ 92,329	$ 72,917	$ —	$ 72,917
Cost of Revenues	81,110	—	81,110	64,719	—	64,719
Gross Profit	11,219	—	11,219	8,198	—	8,198
Operating Expenses	8,511	—	8,511	6,887	—	6,887
Operating Income	$ 2,708	$ —	$ 2,708	$ 1,311	$ —	$ 1,311

AEGION
Stronger. Safer. Infrastructure.

Energy Services FY'17 and FY'16 Non-GAAP Reconciliation

(in USD thousands)	Year Ended December 31, 2017			Year Ended December 31, 2016		
	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)
Energy Services						
Revenues	$ 290,726	$ —	$ 290,726	$ 248,900	$ —	$ 248,900
Cost of Revenues	254,977	—	254,977	220,686	—	220,686
Gross Profit	35,749	—	35,749	28,214	—	28,214
Operating Expenses	29,552	—	29,552	29,965	(3,100)	26,865
Restructuring and Related Charges	—	—	—	2,735	(2,735)	—
Operating Income (Loss)	$ 6,197	$ —	$ 6,197	$ (4,486)	$ 5,835	$ 1,349

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges; and (ii) reversal of a contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

AEGION
Stronger. Safer. Infrastructure.